UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

November 21, 2014

SWS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19483	75-2040825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street, Suite 3500

Dallas, Texas 75270

(Address of principal executive offices and zip code)

(214) 859-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 21, 2014, SWS Group, Inc. (“SWS” or the “Company”) held a special meeting of stockholders (the “Special Meeting”). The Company’s stockholders approved each of the three proposals detailed in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 14, 2014. Stockholders representing 44,060,540 shares, or 91% of the 48,456,850 shares of the Company’s common stock outstanding on the record date of October 3, 2014, were present in person or by proxy, representing a quorum for the purposes of the Special Meeting.

Following is a summary of the voting results for the three proposals:

Proposal One: The Company’s stockholders adopted and approved the Agreement and Plan of Merger, dated as of March 31, 2014, by and among the Company, Hilltop Holdings Inc. (“Hilltop”) and Peruna LLC (“Peruna”), a wholly owned subsidiary of Hilltop, pursuant to which the Company will merge with and into Peruna (the “Merger”), as set forth below:

	Shares Voted	Percent of Voted	Percent of Outstanding
For	33,337,915	75.66%	68.79%
Against	10,594,423	24.04%	21.86%
Abstain	128,202	0.29%	0.26%

Proposal Two: The Company’s stockholders approved, on a non-binding, advisory basis, compensation that may be paid or would be payable to the Company’s named executive officers in connection with the Merger, as set forth below:

	Shares Voted	Percent of Voted	Percent of Outstanding
For	31,810,184	72.19%	65.64%
Against	10,432,398	23.67%	21.52%
Abstain	1,817,958	4.12%	3.75%

Proposal Three: The Company’s stockholders approved the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal One. In view of the adoption and approval of Proposal One, this was not necessary.

	Shares Voted	Percent of Voted	Percent of Outstanding
For	32,906,483	74.68%	67.90%
Against	7,722,026	17.52%	15.93%
Abstain	3,432,031	7.78%	7.08%

Item 8.01. Other Events.

On November 21, 2014, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01(d). Exhibits.

Exhibit 99.1	Press Release issued by SWS on November 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWS GROUP, INC.

Date: November 21, 2014	By:	/s/ J. Michael Edge
J. Michael Edge
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release issued by SWS on November 21, 2014.